DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
   We are pleased to provide you with this report on the Dreyfus California Tax Exempt Money Market Fund for the 12-month period ended March 31, 1998. Your Fund produced a yield of 2.87% and, after taking into account the effect of compounding, the effective yield was 2.91%.*
THE ECONOMY
    Defying concerns that the Asian financial crisis would depress U.S. economic growth, the economy has remained quite firm in recent months. The Federal Reserve Board's Beige Book survey of regional economic conditions, published March 18, found that despite a decline in export sales to Asia, the U.S. economy is thriving in all regions. The Fed report cited specific strength in rising industrial activity, good retail sales, and strong demand for labor. El Nino has added at least one boost to the economy through plunging oil prices and warm weather that has stimulated some spring spending, especially on housing and related items. Housing starts rose 6% during February. Indeed, consumers appear to be in good shape, with the Conference Board reporting that its index of consumer confidence rose to
138.3 in February, from a revised 128.3 in January. The February figure was the highest since October 1968. The latest figures on real Gross Domestic Product (GDP) growth show a 3.9% annual rate during 1997, and analysts estimated first-quarter 1998 GDP growth to be running at 3.5% or more.
    In fact, it appears that the Asian crisis may have actually stimulated growth by reducing inflation expectations and lowering long-term interest rates. The Fed Beige Book survey noted that inflation seems "eerily calm." The Consumer Price Index for February rose only .1%, held down by falling oil prices. The inflation rate for 1997 was just 1.4%. With inflation staying so low, the Fed has had no reason to raise interest rates during the recent reporting period, although a surging economy might otherwise have dictated some tightening action. In the money market, interest rates on short-term securities remained virtually unchanged during the month of March. Market participants appear to be in a wait-and-see mode, as reduced Treasury borrowing needs continue to reduce the supply of money market securities while demand remains steady.
MARKET ENVIRONMENT/PORTFOLIO
    While the Fed has remained quiet over the past six months, market technicals (i.e., supply/demand) have played a major role in our overall investment strategy. By early fall 1997, the market had fully absorbed the substantial number of financings that had been issued over the summer months. Soon after, note yields settled into a trading range which remained relatively unchanged until the latter part of the year. In late December, the short-term municipal market experienced a sharp, albeit temporary, rise in short-term rates as a result of corporate seasonal "window dressing." Dealers priced securities at attractive levels in order to minimize their inventories, which helped to boost your Fund's yield. The situation reversed in January as assets flowed back into the tax-exempt money funds, thereby putting downward pressure on rates. During this period, yields on tax-exempt money market funds fluctuated in response to these supply and demand imbalances.
    By mid-January, the market stabilized and normal trading patterns, for the most part, returned. While high-quality California issues continued to be in short supply, we continued to seek attractive buying opportunities to extend your Fund's average maturity as tax season approached. The short-term municipal market typically experiences redemptions as a result of tax payment needs. This, in turn, can place temporary upward pressure on yields as demand lessens. To the extent that California-exempt paper becomes available, we will look for attractive buying opportunities, and of course, all new investments will continue to meet our high credit-quality standards, and provide a significant level of liquidity, commensurate with the needs of the Fund.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in this Fund and in The Dreyfus Corporation.
                              Very truly yours,

                      [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1998
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                    MARCH 31, 1998
                                                                                                  Principal
Tax Exempt Investments-100.0%                                                                       Amount               Value
                                                                                                ______________      ______________
California-94.0%
State of California, RAN 4.50%, 6/30/98.....................................                    $    7,550,000      $    7,565,654
California Health Facilities Financing Authority, Revenue, VRDN:
  (Catholic Health Care)
    3.30%, Series C (Insured; MBIA and Liquidity; Morgan Guaranty Trust Co.) (a)                     5,500,000           5,500,000
  (Pooled Loan Program) 3.40%, Series A (LOC; Rabobank Nederland) (a,b).....                         5,200,000           5,200,000
California Housing Finance Agency, Home Mortgage Revenue
  3.95%, Series J, 8/3/98 (Insured; FGIC)...................................                         7,110,000           7,110,000
California Pollution Control Financing Authority, SWDR, VRDN
  (Taormina Industries, Inc. Project):
    4.05% (LOC; Sanwa Bank) (a,b)...........................................                         3,160,000           3,160,000
    4.05%, Series A (LOC; Sanwa Bank) (a,b).................................                         4,000,000           4,000,000
California Public Capital Improvements Financing Authority, Revenue (Pooled
Project)
  3.60%, Series C, 6/15/98 (LOC; National Westminster Bank) (b).............                         3,000,000           3,000,000
California Statewide Communities Development Authority, Revenue:
  COP, VRDN (Sutter Health Obligation Group)
    4% (BPA; Industrial Bank of Japan and Insured; AMBAC) (a)...............                         3,100,000           3,100,000
  TRAN 4.50%, Series A, 6/30/98 (Insured; FSA)..............................                         6,795,000           6,806,290
California Transit Finance Authority, VRDN 3.60% (BPA; Credit Suisse and Insured; FSA) (a)           9,000,000           9,000,000
Garden Grove Housing Authority, MFHR, VRDN (Valley View-Senior Villas
Project)
  3.85%, Series A (LOC; Wells Fargo Bank) (a,b).............................                         1,200,000           1,200,000
Golden Empire Schools Financing Authority, Refunding, VRDN (Golden Empire
Project)
  3.45%, Series B (LOC: Canadian Imperial Bank of Commerce and
  National Westminster Bank)(a,b)...........................................                         5,300,000           5,300,000
Kern County, COP, VRDN (Kern Public Facilities Project)
  3.30%, Series B (LOC; Union Bank of Switzerland) (a,b)....................                         4,255,000           4,255,000
Kings County Housing Authority, MFHR, Refunding, VRDN (Edgewater Isle
Apartments)
  3.40%, Series A (LOC; Wells Fargo Bank) (a,b).............................                         6,165,000           6,165,000
City of Los Angeles, Multi-Family Revenue, VRDN (Loans To Tender Program)
  3.75%, Series A (LOC; Federal Home Loan Banks) (a,b)......................                         2,225,000           2,225,000
Los Angeles County, TRAN 4.50%, Series A, 6/30/98...........................                        10,900,000          10,923,057
Metropolitan Water District of Southern California, CP
  3.30%, Series B, 7/10/98 (LOC; Westdeutsche Landesbank) (b)...............                         5,000,000           5,000,000
City of Oakland Unified School District of Alameda County, TRAN 4.25%, 10/28/98                      6,000,000           6,013,292
Oclese Water District, COP, CP (Rio Bravo Water Delivery Systems Program)
  3.60%, Series A, 4/21/98 (LOC; Sumitomo Bank) (b).........................                         6,300,000           6,300,000
City of Ontario Redevelopment Agency, Revenue, VRDN (Mission Oaks)
  3.90%, Series A (LOC; Union Bank of Switzerland) (a,b)....................                         2,000,000           2,000,000

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         MARCH 31, 1998
                                                                                                  Principal
Tax Exempt Investments (continued)                                                                 Amount                Value
                                                                                                ______________      ______________

California (continued)
Orange County, Sanitation District Numbers 1-3, 5-7 and 11, COP, VRDN
  3.30% (BPA; Barclays Bank and Insured; AMBAC) (a).........................                    $    7,700,000      $    7,700,000
Riverside County Housing Authority, MFHR, VRDN (Victoria Springs Apartments
Project)
  3.20% (LOC; Bank of America) (a,b)........................................                         6,300,000           6,300,000
Sacramento County, MFHR, VRDN 4.30%, Series C (LOC; Dai-Ichi Kangyo Bank) (a,b)                      8,000,000           8,000,000
San Diego Housing Authority, MFHR, VRDN (Nobel Court Apartments)
  3.35% (LOC; Citibank) (a,b)...............................................                         3,685,000           3,685,000
San Diego County, TRAN 4.50%, 9/30/98 (LOC: Bank of Nova Scotia, Canadian
Imperial
  Bank of Commerce and Commerzbank) (b).....................................                         5,000,000           5,016,711
San Diego Water Authority, CP
  3.55%, Series 1, 8/12/98 (Liquidity: Bayerische Landesbank)...............                         4,000,000           4,000,000
City and County of San Francisco Redevelopment Agency, Multi-Family Revenue,
VRDN
  (Bayside Village Project)
  3.95%, Series D (LOC; Industrial Bank of Japan) (a,b).....................                         8,600,000           8,600,000
City and County of San Francisco Unified School District, TRAN 4.50%, 10/30/98                       5,000,000           5,026,543
City of San Jose, MFHR, VRDN (Siena at Renaissance)
  3.60%, Series A (LOC; Bank of Arizona) (a,b)..............................                         3,500,000           3,500,000
San Leandro, Multi-Family Revenue, VRDN (Parkside Commons)
  3.25%, Series A (LOC; FNMA) (a,b).........................................                        11,025,000          11,025,000
Southern California Public Power Authority, Transmission Project Revenue,
Refunding
  VRDN (Southern Transmission) 3.25% (Insured; AMBAC and Liquidity; Swiss Bank Corp.) (a)            9,800,000           9,800,000
Vista, MFHR, Refunding, VRDN 3.45%, Series A (LOC; Swiss Bank Corp.) (a,b)..                         2,600,000           2,600,000
U.S. Related-6.0%
Commonwealth of Puerto Rico:
  Government Development Bank, Refunding, VRDN
    3.375% (BPA; Credit Suisse and Insured; MBIA) (a).......................                         1,000,000           1,000,000
  TRAN 4.50%, Series A, 7/30/98.............................................                         5,000,000           5,012,075
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
Control
  Facilities Finance Authority, Higher Education Revenue, VRDN
  (Anna G. Mendez University Systems Project)
  3.45%, Series A (LOC; Banco Popular de Puerto Rico) (a,b).................                         5,500,000           5,500,000
                                                                                                                     _____________
TOTAL INVESTMENTS (cost $190,588,622).......................................                                          $190,588,622
                                                                                                                     =============

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
BPA           Bond Purchase Agreement                            MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                               Insurance Corporation
CP            Commercial Paper                                   MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               RAN     Revenue Anticipation Notes
FNMA          Federal National Mortgage Association              SWDR    Solid Waste Disposal Revenue
FSA           Financial Security Assurance                       TRAN    Tax and Revenue Anticipation Notes
                                                                 VRDN    Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's                   Percentage of Value
______                             ________                       ________________                    __________________
                                                                                                           <C)
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1, A2 (d)                 100.0%
                                                                                                           ======

Notes to Statement of Investments:
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At March 31, 1998, 52.5% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) At March 31, 1998, the Fund had $62,410,000 (32.1% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          MARCH 31, 1998
                                                                                                     Cost           Value
                                                                                                  ____________  ____________
ASSETS:                          Investments in securities-See Statement of Investments           $190,588,622  $190,588,622
                                 Cash.......................................                                       2,015,631
                                 Interest receivable........................                                       1,741,656
                                 Prepaid expenses...........................                                          39,503
                                                                                                                ____________
                                                                                                                 194,385,412
                                                                                                                ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       111,369
                                 Accrued expenses...........................                                          61,424
                                                                                                                ____________
                                                                                                                     172,793
                                                                                                                ____________

NET ASSETS..................................................................                                    $194,212,619
                                                                                                                ____________

REPRESENTED BY:                  Paid-in capital............................                                    $194,379,588
                                 Accumulated net realized gain (loss) on investments                                (166,969)
                                                                                                                ____________
NET ASSETS..................................................................                                    $194,212,619
                                                                                                                ============

SHARES OUTSTANDING
(unlimited number of $.01 par value shares of Beneficial Interest authorized)                                    194,379,588

NET ASSET VALUE, offering and redemption price per share....................                                           $1.00
                                                                                                                      ======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                       YEAR ENDED MARCH 31, 1998
INVESTMENT INCOME
INCOME                           Interest Income......................                                            $7,561,791
EXPENSES:                        Management fee-Note 2(a).............                          $1,060,632
                                 Shareholder servicing costs-Note 2(b)                             219,145
                                 Professional fees....................                              66,886
                                 Registration fees....................                              36,680
                                 Trustees' fees and expenses-Note 2(c)                              32,678
                                 Custodian fees.......................                              23,100
                                 Prospectus and shareholders' reports.                               8,862
                                 Miscellaneous........................                               7,021
                                                                                                                 ___________
                                       Total Expenses.................                                             1,455,004
                                                                                                                 ___________
INVESTMENT INCOME-NET.................................................                                             6,106,787
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b).....................                                                12,767
                                                                                                                 ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                            $6,119,554
                                                                                                                 ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended              Year Ended
                                                                                       March 31, 1998         March 31, 1997
                                                                                       ______________         ______________
OPERATIONS:
    Investment income-net.............................................                  $   6,106,787          $   6,306,514
    Net realized gain (loss) on investments...........................                         12,767                 (4,114)
                                                                                       ______________         ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                      6,119,554              6,302,400
                                                                                       ______________         ______________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                     (6,106,787)            (6,306,514)
                                                                                       ______________         ______________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................                    377,154,421            428,205,882
    Dividends reinvested..............................................                      3,727,148              3,924,208
    Cost of shares redeemed...........................................                   (413,229,486)          (458,563,020)
                                                                                       ______________         ______________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions             (32,347,917)           (26,432,930)
                                                                                       ______________         ______________
          Total Increase (Decrease) in Net Assets.....................                    (32,335,150)           (26,437,044)
NET ASSETS:
    Beginning of Period...............................................                    226,547,769            252,984,813
                                                                                       ______________         ______________
    End of Period.....................................................                  $ 194,212,619          $ 226,547,769
                                                                                       ==============         ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended March 31,
                                                          ____________________________________________________________
PER SHARE DATA:                                             1998         1997          1996         1995         1994
                                                          ______       ______         ______       ______       ______
    Net asset value, beginning of period .....           $  1.00      $  1.00        $  1.00      $  1.00      $  1.00
                                                          ______       ______         ______       ______       ______
    Investment Operations:
    Investment income-net.....................               .029         .028           .030         .026         .019
                                                          ______       ______         ______       ______       ______
    Distributions:
    Dividends from investment income-net......              (.029)       (.028)         (.030)       (.026)       (.019)
                                                          ______       ______         ______       ______       ______
    Net asset value, end of period ...........           $  1.00      $  1.00        $  1.00      $  1.00      $  1.00
                                                          ======       ======         ======       ======       ======
TOTAL INVESTMENT RETURN.......................              2.91%        2.80%          3.07%        2.60%        1.94%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...               .69%         .66%           .64%         .64%         .65%
    Ratio of net investment income
      to average net assets...................              2.88%        2.77%          3.03%        2.56%        1.92%
    Net Assets, end of period (000's Omitted).           $194,213     $226,548       $252,985     $281,764     $319,627
See notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:
    Dreyfus California Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $135,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1998. If not applied, $7,000 of the carryover expires in fiscal 1999, $65,000 expires in fiscal 2000, $21,000 expires in fiscal 2002, $27,000 expires in fiscal 2003, $10,000 expires in fiscal 2004 and $5,000 expires in fiscal 2005.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1998, the Fund was charged $135,028 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $63,215 pursuant to the transfer agency agreement.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus California Tax Exempt Money Market Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Money Market Fund, including the statement of investments, as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998 by corresponden ce with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Money Market Fund at March 31,
1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
April 29, 1998



DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1998 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS CALIFORNIA TAX EXEMPT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 WashingtonStreet
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            357AR983
Registration Mark
[Dreyfus logo]
California
Tax Exempt
Money Market Fund
Annual Report

March 31, 1998